EXHIBIT 10.54

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SHAREHOLDERS’ AGREEMENT

among

Exelixis, Inc.,

210 East Grand Avenue, San Francisco, CA 94080, USA

(“Exelixis”)

and

Taconic Farms, Inc.,

One Hudson City Centre, Hudson, NY 12534, USA

(“Taconic”)

Exelixis and Taconic are hereinafter individually referred to as a “Party” and collectively as “Parties”

November 20, 2007

PREAMBLE

1.	WHEREAS, Exelixis is a development-stage biotechnology company dedicated to the discovery and development of novel small molecule therapeutics for the treatment of cancer and other serious diseases.

2.	WHEREAS, Taconic is a commercial supplier of transgenic, inbred, outbred and hybrid mice and rats and also provides various laboratory services for research using animal models.

3.	WHEREAS Artemis Pharmaceuticals GmbH (to be renamed to “TaconicArtemis GmbH”, hereinafter referred to as “Artemis”), is a German company with limited liability registered with the commercial register of the local court of Cologne under HRB 29566 and is engaged in the development and use of various genetic engineering techniques to generate genetically modified mice and rats for commercialization and use by biomedical researchers. This includes, but is not limited to research, development and commercialization of genetically engineered ES cells and genetically engineered mouse models as genetic model systems for use at various stages of the drug discovery process or academic research.

4.	WHEREAS Artemis has a fully paid-in registered share capital in the aggregate amount of DEM 787,400. Following the consummation of a share purchase agreement between Exelixis and Taconic, by which Exelixis sells and transfers a share in Artemis with a total par value of DEM 507,000 to Taconic (hereinafter referred to as “Share Purchase Agreement”), the shares in Artemis will be held as follows:

(a)	Artemis holds 16 shares with a total par value of DEM 154,400;

(b)	Exelixis holds one share with a par value of DEM 126,000;

(c)	Taconic holds one share with a par value of DEM 507,000.

5.	WHEREAS, the Parties intend to cooperate as shareholders of Artemis pursuant to the following terms and conditions.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

I.

COOPERATION UNDERTAKINGS

1.	The Parties undertake to cooperate in a constructive way and based on a relation of personal confidence and partnership as shareholders of Artemis in connection with all matters of Artemis.

2.	The Parties undertake to pursue an open information policy, to appoint dedicated persons as members of the shareholders’ committee and to respect the interests of the respective other Party.

3.	The Parties shall use their best efforts to unanimously settle any disagreement in particular with respect to the objectives and the strategy of Artemis taking into consideration the intention of the Parties as set forth in this Shareholders’ Agreement.

II.

STRATEGIC GOALS

The Parties shall ensure that the shareholders’ committee of Artemis (see Part VI below) agrees on strategic goals for Artemis as soon as reasonable possible after the date hereof.

III.

ARTICLES OF ASSOCIATION

1.	The Parties as shareholders of Artemis shall resolve on the adoption of the Articles of Association as attached hereto as Annex III in a shareholders’ meeting to be held without undue delay following the execution of this Shareholders’ Agreement.

2.	As of the date hereof until the registration of the amendments of the Articles of Association of Artemis with the commercial register of the local court of Cologne, the Parties undertake to treat each other as if the amended Articles of Association were already in force.

IV.

MANAGING DIRECTORS

The Parties shall cause the shareholders’ committee to adopt rules of procedure of the managing directors of Artemis including the provisions set forth in Annex IV hereto.

V.

SHAREHOLDERS’ MEETING

1.	To the extent resolutions of the shareholders’ meeting require the affirmative vote of 85% of the votes cast according to the Articles of Association of Artemis, the Parties agree that they will not unreasonably withhold, condition or delay their approval.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

2.	The Parties agree that PricewaterhouseCoopers Aktiengesellschaft Wirtschaftsprüfungsgesellschaft shall be the auditor of Artemis as soon as practicable and that the Parties will cast their votes in the shareholders’ meeting accordingly.

VI.

SHAREHOLDERS’ COMMITTEE

1.	According to Part X of the Articles of Association of Artemis to be adopted in accordance with Part III Sec. 1 above, Artemis has a shareholders’ committee. Four (4) members of the shareholders’ committee shall be appointed by Taconic and one (1) member shall be appointed by Exelixis. The shareholders’ committee is expected to initially consist of five members, including [ * ]. Members of the shareholders’ committee being managing directors of Artemis shall be excluded from such negotiations of the shareholders’ committee, and shall have no vote in such resolutions of the shareholders’ committee, that concern their role as managing directors of Artemis.

2.	In addition to the competences set forth in the Articles of Association of Artemis, the shareholders’ committee shall have the exclusive authority to determine:

(a)	the purpose and the overall strategy of Artemis;

(b)	product development priorities;

(c)	annual budget of Artemis (including projected revenues, expenses, CAPEX, operating profits, indebtedness, cash flows and headcount);

(d)	any funding to be provided by the shareholders of Artemis; and

(e)	agreements granting exclusivity to any Party for a genetic model or technology.

The resolution of the shareholders’ committee set forth in 2(a) and (e) shall require a unanimous vote. The Parties shall conduct a shareholders’ meeting to adopt resolutions allocating the appropriate responsibilities to the shareholders’ committee.

3.	The Parties shall cause the shareholders’ meeting to adopt the rules of procedure of the shareholders’ committee of Artemis as attached hereto as Annex VI.3.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

VII.

RESTRICTIONS TO DISPOSAL OF SHARES

Any transfer of shares in Artemis (hereinafter referred to as “Artemis Shares”), in whole or in part, all other disposals or encumbrances, and the conclusion of trust arrangements with respect to Artemis Shares require the approval of a majority vote of the Artemis Shares in order to be effective in accordance with Part V of the Articles of Association of Artemis.

VIII.

OPTION RIGHTS

1.	Taconic hereby offers to buy and to accept the transfer of all of the Artemis Shares held by Exelixis as of the date hereof or in the future (hereinafter referred to as “Option Shares”) with the right to all dividends not distributed at the day of the transfer of the Option Shares (hereinafter referred to as “Purchase Offer”). Exelixis may accept the Purchase Offer by notarized declaration of acceptance to be delivered to Taconic (i) within 30-days after Exelixis has received from Taconic the audited financial statements for Artemis for any calendar year-end, beginning with the year ending December 31, 2009, and ending with fiscal year ending December 31, 2014, or (ii) following a Change of Control (as defined in Section 3 below) with respect to the shares in Taconic. In case of a Change of Control with respect to the shares in Taconic, Exelixis may accept the Purchase Offer at any time following such Change of Control, provided, however, that it may not accept the Purchase Offer later than thirty days following a written notification by Taconic to Exelixis with respect to such Change of Control. The declaration of acceptance shall be deemed to be received by Taconic on the third business day following the posting of the declaration of acceptance.

The Purchase Offer shall not be effective and Exelixis may not accept the Purchase Offer, in each case other than following a Change of Control with respect to the shares in Taconic, unless and until [ * ], as the case may be.

2.

Exelixis hereby offers to sell and to transfer all of the Options Shares with the right to all dividends not distributed at the day of the transfer of the Option Shares (hereinafter referred to as “Sale Offer”). Taconic may accept the Sale Offer by notarized declaration of acceptance to be delivered to Exelixis (i) within the 30-day period following the 30-day period in which Exelixis is entitled to accept the Purchase Offer after Exelixis has received from Taconic the audited financial statements for Artemis for any calendar year-end, beginning with December 31, 2012, and ending with December 31, 2014, or (ii) following a Change of Control (as defined in Section 3

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below) with respect to the shares in Exelixis. In case of a Change of Control with respect to the shares in Exelixis, Taconic may accept the Sale Offer at any time following such Change of Control, provided, however, that it may not accept the Sale Offer later than thirty days following a written notification by Exelixis to Taconic with respect to such Change of Control. The declaration of acceptance shall be deemed to be received by Exelixis on the third business day following the posting of the declaration of acceptance.

3. (a)	A “Change of Control” with respect to Taconic shall be deemed to have occurred if (in one or a series of transactions) more than 50% of the shares of Taconic have been directly or indirectly transferred to one or more persons who are not shareholders of Taconic at the Closing Date as defined in the Share Purchase Agreement. However, shares of Taconic may be transferred to spouses and lineal descendants of Taconic shareholders and their affiliated trusts and/or foundations, and such transfers shall not constitute (or be counted toward the threshold required for) a Change of Control of Taconic.

(b)	A “Change of Control” with respect to Exelixis shall be deemed to have occurred if (in one or a series of transactions) a person, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934) acquires beneficial ownership of the capital stock of Exelixis equal to 35% or more of either (i) the then-outstanding shares of the common stock of Exelixis or (ii) the combined voting power of the then-outstanding securities of Exelixis to vote generally in the election of directors.

4.	If neither Exelixis accepts the Purchase Offer nor Taconic accepts the Sale Offer within 60 days after Exelixis has received from Taconic the audited financial statements for the fiscal year ending December 31, 2014, Taconic hereby grants approval to any transfers or disposal by Exelixis of its Artemis Shares after such date to any third party [ * ]; provided, however, that Exelixis shall pay Taconic any Funding Adjustment Amount (as defined in Section 6(e) below) within 30 days from the date of such sale or other disposition by Exelixis of its Artemis Shares.

5.	The transfer of the Option Shares to Taconic upon acceptance of the Purchase Offer or the Sale Offer by Exelixis or Taconic respectively shall be effective upon receipt of the purchase price for the Options Shares (hereinafter referred to as “Purchase Price”) by Exelixis in accordance with Section 7 below.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

6. (a)	The Purchase Price shall be equal to (i) 19.9% of the Market Value (as defined in Section 6(b) below) of Artemis at the point in time of the acceptance of the Purchase Offer or the Sale Offer by Exelixis or Taconic respectively plus (ii) 19.9% of any Cash, less (iii) 19.9% of any Financial Debt, and (iv) less any Funding Adjustment Amount. In case Exelixis holds less or more than 19.9% of the share capital of Artemis at the relevant point in time, the calculation of the Purchase Price shall be adjusted accordingly.

(b)	For purposes of this Section 6, the “Market Value” of Artemis shall be equal to either (i) the average of the annual EBITDA of Artemis in the [ * ] ended before the acceptance of the Purchase Offer or the Sale Offer by Exelixis or Taconic respectively, or (ii) in the case of a Change of Control, the average of the annual EBITDA for the [ * ] as measured from the [ * ] ended immediately before the Change of Control, and then in either case (i) and (ii) multiplied by twelve.

(c)	For purposes of this Section 6, “Cash” shall have the meaning as defined in Annex II.1 of the Share Purchase Agreement, provided, however, that the amount of Cash shall be calculated on the basis of either (i) the [ * ] accounts of Artemis available, or (ii) in case of a Change of Control, the accounts of Artemis of the [ * ], in either case (i) and (ii) at the acceptance of the Purchase Offer or the Sale Offer respectively.

(d)	For purposes of this Section 6, “Financial Debt” shall have the meaning as defined in Annex II.1 of the Share Purchase Agreement, provided, however, that the parties shall include, in the definition of Financial Debt, [ * ], and that the amount of Financial Debt shall be calculated on the basis of either (i) the [ * ] accounts of Artemis available, or (ii) in case of a Change of Control, the accounts of Artemis of the [ * ], in either case (i) and (ii) at the acceptance of the Purchase Offer or the Sale Offer respectively.

(e)	For purposes of this Section 6, “Funding Adjustment Amount” shall be the value of any Funding Obligation (as defined in Part IX below) Exelixis has elected not to pay in accordance with Part IX below, [ * ].

(f)	For purposes of this Section 6, the EBITDA of Artemis of the relevant business year(s) shall be calculated as set forth in Annex VIII.6(f) hereto.

(g)	In case Artemis has any subsidiaries, the consolidated financial statements shall be decisive for purposes of the above calculations.

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(h)	For purposes of this Section 6, any indemnification payments made by Exelixis to Taconic or Artemis pursuant to Part V of the Share Purchase Agreement shall be added to EBITDA for purposes of calculating Market Value, but only to the extent that any such damages for which indemnification was paid and received reduced Artemis’ EBITDA for the period included in the calculation of Market Value.

7.	The Purchase Price shall be due and payable by wire transfer to an account designated by Exelixis within [ * ] after the receipt of the acceptance of the Purchase Offer or the Sale Offer by Exelixis or Taconic respectively. In the event payment is not made within such time, interest will accrue on the amount outstanding at [ * ] until paid in full. In the event payment is not made within [ * ] after the receipt of the acceptance of the Purchase Offer or the Sale Offer by Exelixis or Taconic respectively, Exelixis shall be entitled to transfer its Artemis Shares to any third party [ * ].

8.	Exelixis herewith represents to Taconic by way of independent guarantees, that the following statements are correct on the date of the transfer of the Option Shares to Taconic as a consequence of the acceptance of the Purchase Offer or the Sale Offer by Exelixis or Taconic respectively:

(a)	Exelixis is the sole owner of the Option Shares.

(b)	The Option Shares are free from all rights of third parties of any type whatsoever and there are no claims for the granting of such rights or the transfer of the Option Shares.

(c)	The Option Shares are fully paid-in, non-assessable and free of secondary rights or other obligations and restrictions.

IX.

FUNDING OBLIGATION

Taconic and Exelixis shall be responsible for their respective proportionate shares of any obligations to fund Artemis’ operations as determined by the shareholders’ committee by capital investments (each capital investment hereinafter referred to as a “Funding Obligation”). Notwithstanding the foregoing, but subject to Part VIII Sections 4 and 6 above, within [ * ] of receiving notice of a Funding Obligation, Exelixis may elect not to pay all or part of the Funding Obligation.

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X.

PREFERRED TECHNOLOGY ACCESS OF EXELIXIS

Taconic shall ensure that Artemis grants to Exelixis for the duration of this Shareholders’ Agreement preferred access to Artemis’ scientific resources (particularly those required for the [ * ]) according to the principles set forth below:

1.	Exelixis shall provide Artemis its requests for scientific services to be performed by Artemis as part of the annual determination of the budget of Artemis.

2.	Artemis shall treat Exelixis as a preferred customer. Artemis shall therefore use its best efforts to deliver the services requested by Exelixis on the agreed upon time frame. In case of a shortage of its resources, Artemis shall grant Exelixis priority access to its [ * ] resources compared to other customers.

3.	Artemis shall not actively market any [ * ] developed for and paid for by Exelixis without the prior written consent of Exelixis. However, in case another customer asks Artemis to provide the same [ * ], which were developed on request of and paid by Exelixis, then Artemis [ * ]. Notwithstanding the above, Artemis shall be allowed to [ * ]. Artemis will further be free to [ * ].

4.	The cost of any scientific services provided by Artemis to Exelixis shall be calculated on an arms’ length basis.

5.	Artemis shall not [ * ].

XI.

DISPUTE RESOLUTION WITH RESPECT TO FINANCIAL STATEMENTS

1.	If the Parties are in disagreement with respect to any issues related to the financial statements of Artemis, they shall use their best efforts to mutually settle such disagreement within four weeks following the submission of the financial statements to them by the managing directors of Artemis.

2.

To the extent the Parties cannot reach an agreement on the issues related to the financial statements in dispute, Exelixis shall be entitled to submit the relevant financial statements and the issues in dispute to an auditor (hereinafter referred to as “Expert”) to be appointed by the German Institution of Auditors (Institut der Wirtschaftsprüfer in Deutschland e.V. (IDW)) on request of Exelixis, provided, however, that this shall not prevent Taconic from approving the financial statements in the shareholders’ meeting of Artemis. If Taconic sends a written notification to

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Exelixis, stating that the Parties do not agree on the issues in dispute, Exelixis shall only be entitled to start the audit procedure by requesting the German Institution of Auditors to appoint an auditor within two weeks following the receipt of such written notification from Taconic. If Exelixis starts the audit procedure, it shall inform Taconic in writing accordingly as soon as reasonably practicable. The Expert shall act as arbitration expert (Schiedsgutachter) and shall make a decision on the issues in dispute on the basis of the statutory provisions of German law regarding bookkeeping and accounting within one month. Such decision shall be final and binding upon the Parties.

3.	The Parties shall approve (feststellen) the financial statements in accordance with the decision of the Expert without undue delay. If the shareholders’ meeting has already approved the financial statements at the time at which the Expert has made its decision on the issues in dispute, Taconic shall cause the financial statements to be corrected to the effect that they comply with the decision of the Expert.

4.	The costs and fees of the Expert shall be borne by the Parties in accordance with the principles set forth in Sections 91 et seq. of the German Code of Civil Procedure (ZPO).

XII.

NON COMPETE UNDERTAKINGS

1.	The Parties undertake not to, directly or through affiliated entities, [ * ].

Excluded from this restriction are (i) the Parties’ participation in Artemis and any of the above activities to the extent based on a contractual relationship with Artemis and (ii) the acquisition and holding of financial investments in companies, which are engaged in the development, distribution or rendering of such products or services, representing up to [ * ] per cent of the voting rights in such companies.

2.	Each Party shall take such action as necessary to cause the respective companies affiliated with it within the meaning of Sec. 15 et seq. of the German Stock Corporation Act (Aktiengesetz – AktG) to comply with the obligations set forth in this Part XII.

XIII.

SHAREHOLDER PROTECTIVE PROVISIONS

If Taconic intends to sell its shares in Artemis, such sales shall be subject to the provisions of Part XIII of the Articles of Association of Artemis. The Parties agree that the threshold for

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purposes of Part XIII Section 2 (Right of First Refusal) of the Articles of Association of Artemis shall be not less than [ * ] (as defined in the Share Purchase Agreement). The Parties further agree that the threshold for purposes of Part XIII Section 4 (Drag Along Rights) of the Articles of Association of Artemis shall be [ * ].

XIV.

FINANCIAL REPORTING

As long as Exelixis is a shareholder of Taconic, the Parties shall cause Artemis to prepare an income statement and balance sheet on a calendar quarterly basis in accordance with US GAAP (hereinafter referred to as “Quarterly Financial Statements”) and to deliver such Quarterly Financial Statements to the Parties as soon as reasonably practicable after the end of the respective calendar quarter but no later than 60 days subsequent to the quarter end.

XV.

TERM

1.	This Shareholders’ Agreement is concluded for an unlimited period of time and shall apply to the Parties as long as they are, directly or indirectly, shareholders of Artemis.

2.	The right to withdraw from this Shareholders’ Agreement for important reason (wichtiger Grund) shall remain unaffected.

XVI.

MISCELLANEOUS

1.	Each Party shall bear its own costs and taxes as well as the costs of its advisors in connection with the execution and consummation of this Shareholders’ Agreement.

2.	Changes and amendments of this Shareholders’ Agreement as well as declarations to be made hereunder shall be valid only if made in writing unless a notarial deed is legally required. This shall also apply to any change of this Section 2.

3. (a)	Exelixis shall appoint a person or legal entity, which is authorized to make and accept with legally binding effect for Exelixis all declarations under this Shareholders’ Agreement or in consummation thereof.

Exelixis appoints as such agent:

President & Chief Executive Officer

Exelixis, Inc.,

170 Harbor Way

South San Francisco, CA 94083 (USA).

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A copy of each declaration shall be sent to:

Vice President, Corporate Legal Affairs and Secretary,

Exelixis, Inc.,

170 Harbor Way

South San Francisco, CA 94083 (USA).

(b)	Taconic shall appoint a person or legal entity, which is authorized to make and accept with legally binding effect for Taconic all declarations under this Shareholders’ Agreement or in consummation thereof.

Taconic appoints as such agent:

Chief Executive Officer or President

Taconic Farms, Inc.

One Hudson City Centre

Hudson, NY 12534 (USA)

A copy of each declaration shall be sent to:

Leslie M. Apple, Esq.

Whiteman Osterman & Hanna LLP

One Commerce Plaza, 19th Floor

Albany, NY 12260 (USA)

(c)	A change in the person or address of the agent appointed under lit. (a) and (b) above shall be effective for the other Party only one month after the date on which they have been notified of such change. Until the lapse of such period, the authority of the previous agent as well as his address shall be deemed to continue.

4.	This Shareholders’ Agreement shall become effective upon the Closing Date as defined in the Share Purchase Agreement.

5.	If a provision of this Shareholders’ Agreement should be or become invalid or unenforceable or not contain a necessary regulation, the validity of the other provisions of this Shareholders’ Agreement shall not be affected thereby. The invalid or unenforceable provision shall be replaced and the gap be filled by a legally valid arrangement which corresponds as closely as possible to the intention of the Parties or what would have been the intention of the Parties according to the aim and purpose of the Parties of this Shareholders’ Agreement if they had recognized the gap.

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6.	This Shareholders’ Agreement shall be governed by the laws of the Federal Republic of Germany.

7.	All disputes arising out of or in connection with this Shareholders’ Agreement shall be finally settled in accordance with the Arbitration Rules of the German Institution of Arbitration e.V. (DIS) without recourse to the ordinary courts of law by one arbitrator appointed in accordance with the said Rules. The forum for all arbitration shall be at a location in Frankfurt, Germany designated by the arbitrator. The language of the arbitral proceedings shall be English.

/s/ A. Veith	/s/ Oliver Passavant

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Annex III

ARTICLES OF ASSOCIATION

OF TACONIC ARTEMIS GMBH

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Gesellschaftsvertrag

der TaconicArtemis GmbH

I.

FIRMA, SITZ UND GESCHÄFTSJAHR

1.	Die Firma der Gesellschaft lautet

TaconicArtemis GmbH

2.	Die Gesellschaft hat ihren Sitz in Köln.

3.	Geschäftsjahr ist das Kalenderjahr.

II.

GEGENSTAND DES UNTERNEHMENS

1.	Gegenstand des Unternehmens ist die Entwicklung und Nutzung verschiedener Methoden der Gentechnik, um gentechnisch veränderte Mäuse und Ratten für die Vermarktung und Nutzung durch die biomedizinische Forschung zu züchten. Dies umfasst insbesondere aber nicht ausschließlich die Erforschung, Entwicklung und Vermarktung von gentechnisch veränderten embryonalen Stammzellen und gentechnisch veränderten Mausmodellen als genetische Modellsysteme zur Nutzung in verschiedenen Stadien der Arzneimittelherstellung oder der wissenschaftlichen Forschung.

2.	Die Gesellschaft kann darüber hinaus Geschäfte aller Art tätigen, die geeignet sind, den vorstehenden Gegenstand zu fördern. Sie kann andere Gesellschaften und Zweigniederlassungen errichten und sich an anderen Unternehmen beteiligen.

III.

BEKANNTMACHUNGEN

Die Bekanntmachungen der Gesellschaft erfolgen ausschließlich im elektronischen Bundesanzeiger oder dem etwa an seine Stelle tretenden amtlichen Veröffentlichungsorgan.

IV.

STAMMKAPITAL

Das Stammkapital der Gesellschaft beträgt DM 787.400,00.

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V.

VERFÜGUNGEN ÜBER GESCHÄFTSANTEILE

Die Übertragung von Geschäftsanteilen, insgesamt oder von Teilen von Geschäftsanteilen, alle anderen Verfügungen oder Belastungen, sowie der Abschluss von Treuhandvereinbarungen in Bezug auf die Anteile an der Gesellschaft bedürfen zu ihrer Wirksamkeit der Zustimmung der Gesellschafterversammlung, die mit einfacher Mehrheit erteilt werden kann. Dies gilt auch für die von der Gesellschaft selbst gehaltenen Anteile.

VI.

EINZIEHUNG VON GESCHÄFTSANTEILEN

1.	Die Einziehung von Geschäftsanteilen bedarf eines Beschlusses der Gesellschafterversammlung und ist nur mit Zustimmung des betroffenen Gesellschafters zulässig. Der Zustimmung des betroffenen Gesellschafters bedarf es nicht und der betroffene Gesellschafter hat kein Stimmrecht bezüglich des Beschlusses über die Einziehung seiner Geschäftsanteile, wenn

(a)	über das Vermögen des Gesellschafters ein Insolvenzverfahren eröffnet wurde oder wenn die Eröffnung eines Insolvenzverfahrens mangels Masse abgelehnt wurde oder, falls der Gesellschafter US-amerikanischem Recht unterliegt, wenn der Gesellschafter einen Antrag auf ein Konkurs- (bankruptcy), Insolvenz- (insolvency) oder Umstrukturierung- (reorganization) Verfahren eingereicht hat oder gegen den Gesellschafter ein Antrag auf ein Konkurs-, Insolvenz- oder Umstrukturierungsverfahren eingereicht wurde, welcher (i) die Erteilung eines Eröffnungsbeschlusses zur Folge hat und (ii) nicht innerhalb von 60 Tagen abgelehnt wird oder erledigt ist;

(b)	die Geschäftsanteile des Gesellschafters gepfändet wurden und die Pfändung nicht innerhalb eines Monats aufgehoben wurde oder der Gläubiger die Verwertung der gepfändeten Geschäftsanteile betreibt;

(c)	der Gesellschafter Auflösungsklage erhebt; oder

(d)	sonst ein wichtiger Grund vorliegt, einschließlich Umstände in der Person des Gesellschafters, welche die anderen Gesellschafter dazu berechtigen würden, den betreffenden Gesellschafter gemäß § 140 HGB auszuschließen.

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2.	Die Einziehung erfolgt gegen Entgelt. Die Höhe des Entgelts richtet sich nach dem gemeinen Wert der Geschäftsanteile, der nach den Richtlinien der Finanzverwaltung in ihrer jeweils gültigen Fassung zur Bewertung von Geschäftsanteilen, deren Wert sich nicht aus Verkäufen ableiten lässt, zu ermitteln ist. Maßgebend für die Wertermittlung sind die Verhältnisse am letzten Bilanzstichtag der Gesellschaft, jedoch kann jeder der Gesellschafter auf eigene Kosten eine Berichtigung des Wertansatzes zum Einziehungsstichtag verlangen. Im Streitfall und auf Antrag eines Gesellschafters wird der Wert der Geschäftsanteile durch einen von der Industrie- und Handelskammer am Sitz der Gesellschaft zu benennenden Schiedsgutachter, der Wirtschaftsprüfer sein muss, rechtsverbindlich festgesetzt. Eventuell vorhandene Grundstücke und Gebäude werden mit ihrem gutachterlich festgesetzten üblichen Verkehrswert bewertet.

3.	Sofern die Einziehung von Geschäftsanteilen zulässig ist, können die betroffenen Geschäftsanteile ganz oder teilweise durch Beschluss der Gesellschafterversammlung an einen durch diesen Gesellschafterbeschluss zu benennenden Dritten (einschließlich Gesellschafter der Gesellschaft) übertragen werden. Bei dieser Beschlussfassung durch die Gesellschafter steht dem betroffenen Gesellschafter kein Stimmrecht zu. Falls die Gesellschafterversammlung die Übertragung des betroffenen Anteils an einen Dritten beschlossen hat, gilt der obige Abschnitt 2 entsprechend, jedoch mit der Maßgabe, dass das Entgelt von diesem Dritten zu zahlen ist.

4.	Wenn die Gesellschafterversammlung beschließt, die Geschäftsanteile des betroffenen Gesellschafters einzuziehen oder die Übertragung seiner Geschäftsanteile an einen Dritten zu verlangen, scheidet dieser unmittelbar aus der Gesellschaft aus.

VII.

GESCHÄFTSFÜHRUNG UND VERTRETUNG

1.	Die Gesellschaft hat einen oder mehrere Geschäftsführer. Ist nur ein Geschäftsführer bestellt, so vertritt dieser die Gesellschaft allein. Sind mehrere Geschäftsführer bestellt, so wird die Gesellschaft durch zwei Geschäftsführer gemeinschaftlich oder durch einen Geschäftsführer in Gemeinschaft mit einem Prokuristen vertreten. Die Gesellschafterversammlung kann beschließen, einzelnen oder allen Geschäftsführern Einzelvertretungsbefugnis zu erteilen und/oder diese von den Beschränkungen des § 181 BGB zu befreien.

2.	Der Geschäftsführer Prof. Dr. Peter Stadler wird von den Beschränkungen des § 181 BGB befreit.

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3.	Die Geschäftsführer sind verpflichtet, die Gesetze, die Vorschriften dieses Gesellschaftsvertrages, die Weisungen der Gesellschafterversammlung und des Gesellschafterausschusses sowie eine von dem Gesellschafterausschuss aufgestellte Geschäftsordnung zu beachten. § 90 AktG gilt entsprechend für den Gesellschafterausschuss.

VIII.

GESELLSCHAFTERVERSAMMLUNGEN

1.	Gesellschafterversammlungen werden schriftlich, per Fax, Telegramm oder E-Mail mit einer Frist von mindestens zwei Wochen einberufen, wobei die Einladung an die letzte bekannte Adresse des jeweiligen Gesellschafters zu versenden ist. Für die Berechnung der Frist sind der Tag der Absendung der Einladung und der Tag der Gesellschafterversammlung nicht zu berücksichtigen.

Die Einladung hat die Tagesordnung für die Gesellschafterversammlung zu enthalten, wobei jeder Tagesordnungspunkt in dem Umfang zu erläutern ist, der erforderlich ist, um den Gesellschaftern eine Vorbereitung auf die Gesellschafterversammlung zu ermöglichen.

2.	Die Gesellschafterversammlung ist beschlussfähig, wenn mindestens 85 % des stimmberechtigten Stammkapitals vertreten sind. Wenn die Beschlussfähigkeit nicht erreicht wird, kann eine weitere Gesellschafterversammlung mit der gleichen Tagesordnung für einen Zeitpunkt einberufen werden, der nicht weniger als eine Woche und nicht mehr als zwei Wochen nach dem Zeitpunkt der nicht beschlussfähigen Gesellschafterversammlung liegt. Diese Gesellschafterversammlung gilt als beschlussfähig, unabhängig davon, in welcher Höhe das stimmberechtigte Stammkapital vertreten ist.

3.	Die Gesellschafterversammlung findet an einem Ort statt, der gegebenenfalls von den Gesellschaftern vereinbart wird.

4.	Die Diskussionen und Entscheidungen der Gesellschafterversammlung werden in Protokollen festgehalten, die vom Vorsitzenden der Gesellschafterversammlung unterzeichnet und an alle Gesellschafter verteilt werden.

IX.

GESELLSCHAFTERBESCHLÜSSE

1.	Die Beschlüsse der Gesellschafter werden in Gesellschafterversammlungen gefasst. Sie können auch schriftlich, per Fax, Telegramm, E-Mail, Telefon oder Videokonferenz gefasst werden, wenn alle Gesellschafter dieser Art der Beschlussfassung zustimmen.

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2.	Die Gesellschafterbeschlüsse werden mit einfacher Mehrheit der abgegebenen Stimmen gefasst, soweit im Gesetz oder im Gesellschaftsvertrag keine andere Mehrheit vorgesehen ist. Die folgenden Beschlüsse der Gesellschafterversammlung erfordern die Zustimmung von 85 % der abgegebenen Stimmen:

(a)	Änderung des Gesellschaftsvertrags (einschließlich Kapitalerhöhungen oder -herabsetzungen);

(b)	Änderung der Unternehmensform, Verschmelzungen, Spaltung oder andere Maßnahmen nach dem Umwandlungsgesetz;

(c)	Änderung der Geschäftsordnung des Gesellschafterausschusses;

(d)	Auflösung der Gesellschaft.

X.

GESELLSCHAFTERAUSSCHUSS

1.	Die Gesellschaft hat einen Gesellschafterausschuss.

2.	Der Gesellschafterausschuss berät und unterstützt die Geschäftsführung der Gesellschaft in allen Angelegenheiten der Gesellschaft. Darüber hinaus hat der Gesellschafterausschuss die alleinige Befugnis, über

(a)	die Bestellung von Geschäftsführern;

(b)	die Abberufung von Geschäftsführern;

(c)	die Geschäftsordnung der Geschäftsführer;

(d)	Zustimmungen zu Handlungen der Geschäftsführer, die gemäß der Geschäftsordnung der Geschäftsführer die Zustimmung des Gesellschafterausschusses erfordern;

(e)	den Abschluss, die Beendigung und die Änderung von Anstellungsverträgen mit den Geschäftsführern;

(f)	die Erteilung von Weisungen an die Geschäftsführer;

(g)	die Entlastung der Geschäftsführer;

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(h)	die Wahl der Abschlussprüfer;

(i)	die Feststellung des Jahresabschlusses und gegebenenfalls Änderungen des Jahresabschlusses;

(j)	die Verwendung des Gewinns zu entscheiden.

3.	Die Beschlüsse des Gesellschafterausschusses werden mit einfacher Mehrheit der abgegebenen Stimmten gefasst, soweit dieser Gesellschaftsvertrag keine andere Mehrheit vorsieht. Die oben in Ziffer 2 Buchst. a) und c) genannten Beschlüsse des Gesellschafterausschusses sind einstimmig zu fassen. Die oben in Ziffer 2 Buchst. d) und f) genannten Beschlüsse des Gesellschafterausschusses sind einstimmig zu fassen, soweit sie sich auf Handlungen der Geschäftsführer beziehen, welche die einstimmige Zustimmung des Gesellschafterausschusses gemäß der Geschäftsordnung der Geschäftsführer erfordern.

4.	Soweit gesetzlich zulässig, findet § 52 GmbHG keine Anwendung. Die Gesellschafterversammlung kann über die Geschäftsordnung des Gesellschafterausschusses entscheiden.

XI.

JAHRESABSCHLUSS

Der/die Geschäftsführer erstellt/erstellen den Jahresabschluss und, falls erforderlich, den Lagebericht innerhalb der gesetzlich vorgeschriebenen Frist und legt/legen diese, soweit die Prüfung gesetzlich vorgeschrieben ist, dem Abschlussprüfer zur Prüfung vor, und unverzüglich nach der Prüfung durch den Abschlussprüfer, falls diese erforderlich ist, der Gesellschafterversammlung und dem Gesellschafterausschuss.

XII.

VERWENDUNG DES GEWINNS

1.	Der Gesellschafterausschuss beschließt über die Verwendung des Gewinns.

2.	Der Bilanzgewinn wird vollständig auf neue Rechnung vorgetragen, sofern der Gesellschafterausschuss nicht etwas anderes beschließt.

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XIII.

MITVERÄUßERUNGSRECHT, VORKAUFSRECHT, ANDIENUNGSPFLICHT

1.	Für den Fall, dass Taconic Farms, Inc. (“Taconic”) den Verkauf oder die Übertragung ihrer Anteile an der Gesellschaft beabsichtigt, wird Taconic Exelixis Inc. (“Exelixis”) schriftlich (i) die Person, an die Taconic die Geschäftsanteile verkaufen oder übertragen will (“Käufer”), und (ii) den Kaufpreis und sämtliche anderen Bedingungen, zu denen sie beabsichtigt, ihre Geschäftsanteile zu verkaufen oder zu übertragen, mitteilen (“Angebot”). Exelixis wird Taconic innerhalb von dreißig Tagen nach Erhalt des Angebots schriftlich darüber in Kenntnis setzen, ob sie ihre Anteile an der Gesellschaft zu den im Angebot festgelegten Bedingungen mitveräußern möchte (“Annahmefrist”). Für den Fall, dass Exelixis Taconic innerhalb der Annahmefrist mitteilt, dass sie ihre Anteile an der Gesellschaft zu den im Angebot festgelegten Bedingungen mitveräußern möchte, wird Taconic dafür sorgen, dass (i) der Käufer alle von Exelixis gehaltenen Anteile an der Gesellschaft zusammen mit den von Taconic gehaltenen Anteilen an der Gesellschaft zu Bedingungen erwirbt, die für Exelixis nicht ungünstiger sind als die im Angebot festgelegten Bedingungen, und dass (ii) Exelixis im Rahmen des Anteilskaufvertrags mit dem Käufer lediglich Garantien im Hinblick auf die freie und unbelastete Übertragung des Eigentums an den Anteilen der Gesellschaft abgeben muss.

2.	Für den Fall, dass der im Angebot festgesetzte Kaufpreis einen bestimmten Schwellenwert unterschreitet, der von Zeit zu Zeit zwischen Taconic und Exelixis vereinbart wird, gewährt Taconic Exelixis ein Vorkaufsrecht. In diesem Fall teilt Exelixis Taconic schriftlich innerhalb der Annahmefrist mit, ob sie die von Taconic gehaltenen Anteile an der Gesellschaft zu den im Angebot festgelegten Bedingungen erwerben möchte. Für den Fall, dass Exelixis Taconic innerhalb der Annahmefrist mitteilt, dass sie die von Taconic gehaltenen Anteile an der Gesellschaft zu den im Angebot festgelegten Bedingungen erwerben möchte, werden die Parteien einen entsprechenden Anteilskauf- und Übertragungsvertrag schließen.

3.

Für den Fall, dass (i) Exelixis Taconic mitteilt, dass sie ihre Anteile an der Gesellschaft nicht an den Käufer mitveräußern und dass sie die von Taconic gehaltenen Anteile an der Gesellschaft nicht erwerben möchte, oder dass (ii) Exelixis Taconic mitteilt, dass sie ihre Anteile an der Gesellschaft erwerben möchte und die Parteien nach den Grundsätzen von Treu und Glauben einen Kauf- und Übertragungsvertrag verhandeln, aber innerhalb von 90 Tagen nach Erhalt der Mitteilung durch Taconic keine Einigung über dessen abschließenden Inhalt erzielen können, oder dass (iii) Exelixis Taconic nicht innerhalb der Annahmefrist benachrichtigt, ist Taconic berechtigt, die Anteile an der Gesellschaft zu den im Angebot festgelegten Bedingungen (einschließlich des Kaufpreises) innerhalb von sechs Monaten nach Ablauf der Annahmefrist an den Käufer zu verkaufen und auf

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diesen zu übertragen, jedoch mit der Maßgabe, dass Taconic dafür Sorge trägt, dass der Käufer anstelle von Taconic als Partei in eine etwa zu diesem Zeitpunkt zwischen Exelixis und Taconic bestehende Gesellschaftervereinbarung eintritt.

4.	Ungeachtet der oben in den Ziffern 1 und 2 genannten Bestimmungen ist Taconic, für den Fall, dass sie beabsichtigt, ihre Anteile an der Gesellschaft an einen Dritten zu verkaufen oder zu übertragen, berechtigt, Exelixis aufzufordern, ihre Geschäftsanteile zu den gleichen Bedingungen an diesen Dritten zu verkaufen oder zu übertragen (“Andienungsverpflichtung”), mit der Maßgabe, dass (i) Exelixis, mit Ausnahme von Garantien, die sich auf die freie und unbelastete Übertragung des Eigentums an den Anteilen der Gesellschaft beschränken, nicht verpflichtet ist, Garantien gegenüber Dritten abzugeben, (ii) Taconic die Andienungsverpflichtung innerhalb eines Zeitraums von einem Jahr nach Unterzeichnung dieses Gesellschaftsvertrags nicht ausüben darf und (iii) der Kaufpreis für die von Exelixis gehaltenen Anteile an der Gesellschaft entweder (A) dem Betrag entspricht, der nach einer von Zeit zu Zeit zwischen Taconic und Exelixis zu vereinbarenden Marktwertformel zu berechnen ist, mit der Maßgabe, dass die Mitteilung von Taconic an Exelixis über die Ausübung der Andienungsverpflichtung der maßgebliche Zeitpunkt für die Berechnung ist oder (B) einem bestimmten Schwellenwert entspricht, der von Zeit zu Zeit zwischen Taconic und Exelixis vereinbart wird, je nachdem, welcher Wert (A) oder (B) höher ist. Für den Fall, dass Taconic berechtigt ist, die Andienungsverpflichtung gemäß dieser Ziffer 4 auszuüben, gilt die Zustimmung von Exelixis zum Verkauf oder der Übertragung der von Taconic gehaltenen Anteile an der Gesellschaft an einen Dritten als erteilt.

5.	Die Regelungen in diesem Abschnitt XIII gelten nicht für den Fall des Verkaufs und der Übertragung von Anteilen an der Gesellschaft durch Taconic an Gesellschafter von Taconic, Verwandte im Sinne des § 15 AO von Gesellschaftern von Taconic, sowie verbundene Unternehmen im Sinne der §§ 15 ff. AktG, einschließlich verbundenen Trusts und Foundations, von (i) Taconic, (ii) den Gesellschaftern von Taconic oder (iii) einem Verwandten im Sinne des § 15 AO von Gesellschaftern von Taconic (jeweils eine “nahestehende Person”). In vorgenanntem Fall tritt jedoch die nahestehende Person in die Rechte und Pflichten von Taconic aus diesem Abschnitt XIII ein.

6.	Alle im Rahmen dieses Abschnitts XIII erforderlichen Mitteilungen gelten als bei der jeweils anderen Partei am dritten Werktag nach Absendung der jeweiligen Mitteilung zugegangen.

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XIV.

SALVATORISCHE KLAUSEL

Sollten Bestimmungen dieses Gesellschaftsvertrags oder eine zu einem späteren Zeitpunkt aufgenommene Bestimmung ganz oder teilweise rechtsunwirksam oder undurchführbar sein oder werden, so werden die übrigen Bestimmungen dieses Gesellschaftsvertrags davon nicht berührt. Das gleiche gilt, wenn sich herausstellen sollte, dass der Gesellschaftsvertrag eine Regelungslücke enthält. An die Stelle der unwirksamen oder undurchführbaren Bestimmung oder zur Schließung einer Regelungslücke tritt eine angemessene Bestimmung, die, soweit rechtlich möglich, dem am nächsten kommt, was die Parteien beabsichtigt haben oder nach dem Sinn und Zweck des Gesellschaftsvertrags beabsichtigt hätten, wenn die Parteien dies bei Abschluss des Gesellschaftsvertrags oder bei einer späteren Aufnahme einer Bestimmung bedacht hätten.

/s/ A. Veith	/s/ Oliver Passavant

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Non Binding English Translation

Articles of Association

of TaconicArtemis GmbH

I.

NAME, REGISTERED OFFICE AND FINANCIAL YEAR

1.	The name of the Company shall be

TaconicArtemis GmbH

2.	The Company shall have its registered office in Cologne (Köln).

3.	The financial year of the Company shall be the calendar year.

II.

PURPOSE OF THE COMPANY

1.	The purpose of the Company is to develop and use various genetic engineering techniques to generate genetically modified mice and rats for commercialization and use by biomedical researchers. This includes, but is not limited to, the research, development and commercialization of genetically engineered ES cells and genetically engineered mouse models as genetic model systems for use at various stages of the drug discovery process or academic research.

2.	Moreover, the Company may be involved in any business suitable to promote its above purpose. The Company may establish other companies and branch offices and participate in other companies.

III.

NOTIFICATIONS

Any notifications by the Company shall be published exclusively in the electronic official federal gazette (Bundesanzeiger), or in the publication replacing it, if any.

IV.

REGISTERED CAPITAL

The Company’s registered capital shall amount to DM 787.400,00.

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V.

DISPOSAL OF SHARES

The transfer of shares, in whole or in part, all other disposals or encumbrances and the conclusion of trust arrangements with respect to the shares in the Company require the approval of the shareholders’ meeting, which may be granted with a simple majority. For the avoidance of doubt, this shall also apply with respect to the treasury shares held by the Company.

VI.

CANCELLATION OF SHARES

1.	The cancellation of shares requires a resolution of the shareholders’ meeting and is only permissible with the approval of the affected shareholder. The approval of the affected shareholder shall not be required and the affected shareholder shall have no voting right with respect to the resolution on the cancellation of its shares, if

(a)	insolvency proceedings are instituted over the assets of the shareholder or if the institution of insolvency proceedings has been dismissed due to insufficient assets, or, in case of a shareholder being subject to US law, if the shareholder has commenced a bankruptcy, insolvency or reorganization case, or a bankruptcy, insolvency or reorganization case has been commenced against the shareholder that (i) results in the entry of an order for relief and (ii) is not dismissed or discharged within 60 days;

(b)	the shares of the shareholder have been seized and the seizure has not been cancelled within one month or the creditor pursues the realization of the seized shares;

(c)	the shareholder raises a legal claim for dissolution (Auflösung) of the Company; or

(d)	any other important reasons exists, including circumstances in the person of the shareholder, which would entitle the other shareholders to expel the respective shareholder pursuant to Sec. 140 of the German Commercial Code (Handelsgesetzbuch – HGB).

2.

The cancellation shall be made against compensation. The compensation is determined by the ordinary value of the shares, which shall be determined according to the fiscal regulations in their respective valid form for the valuation of shares, whereas the value cannot be derived from sales of shares. The situation on the last

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balance sheet date of the Company shall be decisive, however, each of the shareholders may request, at his own cost, an adjustment of the valuation to and as of the redemption effective date. In case of dispute and upon the request of any shareholder, the value of the shares shall be determined in a legally binding way by an arbitrator, who shall be nominated by the Chamber of Industry and Commerce at the registered office of the Company and who must be an auditor. Real property and buildings, if any, shall be valued at their expertly appraised fair market value.

3.	To the extent a cancellation of shares is permitted, the shareholders’ meeting may resolve to request that the affected shares shall be wholly or partially transferred to any third party (including shareholders of the Company) to be nominated by such shareholders’ resolution. The affected shareholder shall have no voting right in such shareholders’ resolution. In case the shareholders’ meeting resolved to request a transfer of the affected share a third party, Section 1 above shall apply accordingly, provided that the compensation shall be paid by the third party.

4.	The affected shareholder shall cease to be a shareholder of the Company upon the resolution of the shareholders’ meeting to cancel its shares or to request a transfer of its shares to a third party.

VII.

MANAGEMENT AND REPRESENTATION

1.	The Company shall have one or more managing directors. If only one Managing Director has been appointed, he shall represent the Company alone. If more than one managing director has been appointed, the Company shall be represented jointly by two managing directors or one managing director acting together with a person holding a special statutory authority (Prokurist). The shareholders’ meeting may resolve to grant power of sole representation and/or exemptions from the provisions of Sec. 181 of the German Civil Code (Bürgerliches Gesetzbuch – BGB) to individual or all managing directors.

2.	The managing director Prof. Dr. Peter Stadler shall be exempted from the provisions of Sec. 181 BGB.

3.	The managing directors shall comply with the law, the provisions of this articles of association, the instructions of the shareholders’ meeting and the shareholders’ committee, and any rules of procedure drawn up by the shareholders’ committee. Sec. 90 of the German Stock Corporation Act (Aktiengesetz – AktG) shall apply accordingly with respect to the shareholders’ committee.

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VIII.

SHAREHOLDERS’ MEETINGS

1.	Shareholders’ meetings shall be convened in writing, via fax, by telegram, or by e-mail with at least two weeks prior notice whereby the invitation has to be sent to the last known address of each shareholder. In calculating the notice period, the day of the mailing of the invitation and the day of the shareholders’ meeting shall not be taken into consideration.

The invitation shall include the agenda for the shareholders’ meeting whereby each of the items of the agenda shall be explained to the extent necessary in order to enable the shareholders to prepare themselves for the shareholders’ meeting.

2.	The quorum for a shareholders’ meeting is met if at least 85% of the voting share capital is represented. If the quorum is not met, a further shareholders’ meeting with the same agenda has to be convened at a date not less than one week and not more than two weeks after the date of the shareholders’ meeting failing to meet the quorum. The quorum at such shareholders’ meeting shall be deemed to be met regardless of the amount of the share capital represented at such meeting.

3.	The shareholders’ meetings shall take place at a location as may from time to time be agreed upon by the shareholders.

4.	The discussions and decisions in the shareholders’ meetings shall be recorded in minutes which shall be signed by the chairman of the shareholders’ meeting and provided to all shareholders.

IX.

SHAREHOLDER RESOLUTIONS

1.	Shareholder resolutions are passed during shareholders’ meetings. They may also be passed in writing, via fax, by telegram, by e-mail, by telephone or videoconference if all shareholders agree with such method of passing the resolution.

2.	Shareholder resolutions are passed with a simple majority of the votes cast unless the law or the Articles of Association require a different majority. The following resolutions of the shareholders’ meeting require the affirmative vote of 85% of the votes cast:

(a)	change of Articles of Association (including capital increases or decreases);

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(b)	change of the corporate form, merger, splits or any other measures under the German Reorganization Act (Umwandlungsgesetz – UmwG);

(c)	change of rules of procedure of the shareholders’ committee.

(d)	dissolution of the Company.

X.

SHAREHOLDERS’ COMMITTEE

1.	The Company shall have a shareholders’ committee.

2.	The shareholders’ committee shall advise and assist the management of the Company in all matters of the Company. Furthermore, the shareholders’ committee shall have the exclusive authority to resolve upon:

(a)	appointment of managing directors;

(b)	revocation of managing directors;

(c)	rules of procedure of the managing directors;

(d)	approvals to actions by the managing directors requiring the approval of the shareholders’ committee according to the rules of procedure of the managing directors;

(e)	conclusion, termination and amendment of employment agreements with managing directors;

(f)	issuance of directions to the managing directors;

(g)	exoneration (Entlastung) of the managing directors;

(h)	election of auditors;

(i)	approval (Feststellung) of the annual financial statements and changes of the annual financial statements, if any;

(j)	appropriation of profits.

3.

Resolutions of the shareholders’ committee shall be passed with a simple majority of the votes cast to the extent not otherwise provided in the Articles of Association. The resolution of the shareholders’ committee set forth in Sec. (d) lit. X and 1 above shall require an unanimous vote. The resolution of the shareholders’

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committee set forth in Sec. (d) lit. (a) and (c) above shall require a unanimous vote with respect to any action of the managing directors which requires the unanimous approval of the shareholders’ committee pursuant to the rules of procedure of the management board.

4.	To the extent legally permissible, Sec. 52 of the German Act on Limited Liability Companies (Gesetz betreffend die Gesellschaften mit beschränkter Haftung – GmbHG) shall not apply. The shareholders’ meeting may resolve on rules of procedure of the shareholders’ committee.

XI.

ANNUAL FINANCIAL STATEMENTS

The managing director(s) shall prepare the annual financial statements and if required, the status report (Lagebericht), within the statutory period of time and submit these for examination to the auditor, insofar as an examination is legally required, and without undue delay following the audit by the auditors (if any) to the shareholders’ meeting and the shareholders’ committee.

XII.

APPROPRIATION OF PROFITS

1.	The shareholders’ committee resolves on the appropriation of profits.

2.	The balance sheet profit shall be fully carried forward if the shareholders’ committee does not resolve otherwise.

XIII.

TAG-ALONG RIGHT, PRE-EMPTION RIGHT, DRAG-ALONG RIGHT

1.

If Taconic Farms, Inc. (“Taconic”) intends to sell or transfer its shares in the Company, Taconic shall inform Exelixis, Inc. (“Exelixis”) in writing with respect to (i) the person to which Taconic intends to sell or transfer its shares (“Purchaser”) and (ii) the purchase price and all other terms and conditions under which it intends to sell its shares (“Offer Letter”). Exelixis shall give notice to Taconic in writing whether it wishes to co-sell its shares in the Company under the terms and conditions set forth in the Offer Letter within thirty days following receipt of the Offer Letter (“Acceptance Period”). If Exelixis notifies Taconic that it wishes to co-sell its shares in the Company under the terms and conditions set forth in the Offer Letter within the Acceptance Period, Taconic shall procure that (i) the Purchaser purchases all the shares of the Company owned by Exelixis together with the shares of the Company

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owned by Taconic under terms and conditions, which are not less favorable to Exelixis as those set forth in the Offer Letter and that (ii) any guarantees to be provided by Exelixis in the share purchase agreement with the Purchaser are limited to its free and clear title to its shares in the Company.

2.	If the purchase price set forth in the Offer Letter is less than a certain threshold to be agreed upon between Taconic and Exelixis from time to time, Taconic shall grant to Exelixis a right of first refusal. In this case, Exelixis shall give notice to Taconic in writing whether it wishes to purchase the shares of the Company owned by Taconic under the terms and conditions set forth in the Offer Letter within the Acceptance Period. If Exelixis notifies Taconic that it wishes to purchase the shares of the Company owned by Taconic under the terms and conditions set forth in the Offer Letter within the Acceptance Period, the Parties shall enter into a respective share purchase agreement.

3.	If (i) Exelixis notifies Taconic that it does not wish to co-sell its shares in the Company to the Purchaser and that it does not wish to purchase the shares of the Company owned by Taconic, or if (ii) Exelixis notifies Taconic that it wishes to purchase the shares of the Company owned by Taconic and if the Parties negotiate a share purchase agreement in good faith but cannot agree on final documentation within 90 days following the receipt of the notification by Taconic, or if (iii) Exelixis does not give notice to Taconic within the Acceptance Period, Taconic shall be entitled to sell and transfer its shares in the Company to the Purchaser under the terms and conditions (including the purchase price) set forth in the Offer Letter within six months following the expiration of the Acceptance Period, provided, however, that Taconic shall procure that the Purchaser replaces Taconic as a Party to any shareholders’ agreement then in place between Exelixis and Taconic.

4.

Notwithstanding the provisions of Sections 1 and 2 above, if Taconic intends to sell the shares it owns in the Company to a third party, Taconic may request Exelixis to sell and transfer its shares to such third party (“Drag Along Right”) under equivalent terms and conditions, provided that (i) Exelixis shall not be obliged to grant any guarantees to the third party except for free and clear title to its shares in the Company, (ii) Taconic may not exercise its Drag Along Right within a period of one year following the date hereof, and (iii) the purchase price for the shares of the Company owned by Exelixis shall be the greater of (A) the purchase price calculated in accordance with a market value formula to be agreed upon between Taconic and Exelixis from time to time, provided that the relevant point in time shall be the notification of Taconic to Exelixis of the exercise of its Drag Along Right and (B) a

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certain threshold to be agreed upon between Taconic and Exelixis from time to time. In case Taconic is entitled to exercise its Drag Along Right in accordance with the provisions of this Section 4, any approval by Exelixis of the sale and transfer of the shares of the Company owned by Taconic to the third party shall be deemed to be granted.

5.	The provisions of this Part XIII do not apply in the event of a sale and transfer of the shares of the Company by Taconic to any shareholders of Taconic, any relatives within the meaning of Sec. 15 of the German Tax Code (Abgabenordnung – AO) to any of the shareholders of Taconic, and any affiliated persons within the meaning of Sec. 15 et seq. of the German Stock Corporation Act (Aktiengesetz – AktG), including affiliated trusts and/or foundations to (i) Taconic, (ii) the shareholders of Taconic, or (iii) any relative within the meaning of Sec. 15 of the German Tax Code (Abgabenordnung – AO) to a shareholder of Taconic (in each case an “Affiliated Person”). In the aforementioned event, the Affiliated Person shall, however, assume the rights and obligations of Taconic under this Part XIII.

6.	Any notification required under this Part XIII shall be deemed to be received by the respective other party on the third business day following the posting of the respective notification.

XIV.

SEVERABILITY

If provisions of these Articles of Association or a provision thereof included at some later time be entirely or partially legally ineffective or unenforceable or should provisions later lose their legal effectiveness or enforceability, the validity of the remaining provisions of these Articles of Association shall not be affected. The same applies if it becomes apparent that the Articles of Association contain an omission. In place of the ineffective or unenforceable provision, or, to fill such omission, a reasonable provision shall apply which to the extent legally possible comes as close as possible to what the parties intended or would have intended according to the purpose of the Articles of Association, if the parties had considered the issue at the time of conclusion of these Articles of Association or at a later inclusion of a provision.

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Annex IV

RULES OF PROCEDURE OF THE MANAGING DIRECTORS OF

TACONICARTEMIS GMBH

{•}, 2007

I.

Actions requiring Unanimous Vote by the Shareholders’ Committee

The following actions by the managing directors of TaconicArtemis GmbH (hereinafter referred to as “Artemis”) require the prior approval by a unanimous vote of the shareholders’ committee:

1.	Acquisition, sale and encumbrance of real estate.

2.	The sale, lease, abandonment, transfer or other disposition by Artemis of any of its assets having a value in excess of 10% of the value of the assets of Artemis as stated in the last audited financial statements of Artemis, other than licensing of IP in the ordinary course of business.

3.	Any increase or reduction of participations in other enterprises and any corporate actions including entering into or termination of joint ventures, partnerships, collaboration agreements or other strategic co-operations or the establishment of any subsidiary.

4.	Incurring, assuming or granting any loan or lease obligations in an amount of more than 10% of the assets of Artemis as stated in the last audited financial statements of Artemis and granting of pledges or other securities over the assets of Artemis (except for the grant of securities within the ordinary course of business in connection with the purchase of lease of assets) for such purposes.

5.	Granting of warranties or guarantees for obligations of third parties.

6.	Entering into any agreement or transaction (i) which materially limits the freedom of Artemis to operate, (ii) which fundamentally changes or otherwise affects the strategic plan of Artemis, or (iii) which conflicts with Section X (Preferred Technology Access) of the Shareholders’ Agreement between Taconic Farms, Inc. and Exelixis, Inc. dated November 20, 2007 or any agreement entered into by Artemis with respect to the technology access or that otherwise prevents Exelixis from receiving benefits under such agreements.

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7.	Any CAPEX investments exceeding in each individual case 10% of the value of the assets of Artemis as stated in the last audited financial statements of Artemis.

8.	Conclusion, amendment or termination of contracts according to Section 291 et seq. of the German Stock Corporation Act (Aktiengesetz – AktG).

9.	Initiation of litigation against third parties or settlement of litigations or claims by third parties involving amounts of more than 25% of the value of the assets of Artemis as stated in the last audited financial statements of Artemis.

10.	Any agreements by Artemis with (i) shareholders of Artemis or persons affiliated to shareholders within the meaning of Sec. 15 et seq. of the German Stock Corporation Act (Aktiengesetz – AktG) except for purchase orders or mice generation contracts in the ordinary course of business not exceeding an annual aggregate value of 10% of revenues as stated in the last audited financial statements of Artemis or (ii) relatives of managing directors of Artemis within the meaning of Sec. 15 of the German Tax Act (Abgabenordnung – AO).

11.	Conclusion of any agreements under which Artemis grants exclusivity to a third party with respect to a gene model or any technology.

II.

Actions requiring Majority Vote by the Shareholders’ Committee

Any action by the managing directors of Artemis requiring the consent of the shareholders’ committee under the Articles of Association of Artemis not specifically set forth in Part I above requires the prior approval by a majority vote of the shareholders’ committee.

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Annex VI.3

RULES OF PROCEDURE OF THE SHAREHOLDERS’ COMMITTEE

OF TACONICARTEMIS GMBH

1.	The shareholders’ committee shall have up to five members. Four members of the shareholders’ committee shall be appointed by Taconic and one member shall be appointed by Exelixis. One member of the shareholders’ committee to be appointed by Taconic shall be a managing director of Artemis. Such member shall be excluded from such negotiations of the shareholders’ committee, and shall have no vote in such resolutions of the shareholders’ committee, that concern their role as managing directors of Artemis.

2.	Each shareholder shall have the right to revoke the appointment of the members of the shareholders’ committee appointed by such shareholder at any time without indicating the reason for such revocation. In case of a revocation the respective shareholder shall simultaneously with the revocation appoint a new member of the shareholders’ committee. Every member of the shareholders’ committee may resign from his office at any time without indicating the reason for such resignation.

3.	The shareholders’ committee in its first meeting shall elect by a simple majority of votes a chairman and a deputy chairman of the shareholders’ committee. The chairman and the deputy chairman must not be representatives of the same shareholder. In case of resignation or revocation of such chairman or deputy chairman the shareholders’ committee shall elect a new chairman or deputy chairman without undue delay.

4.	The shareholders’ committee shall be convened by the chairman of the shareholders’ committee. Meetings of the shareholders’ committee shall be convened in writing, via fax, by telegram, or by e-mail with at least two weeks prior notice whereby the invitation has to be sent to the last known address of each member of the shareholders’ committee. In calculating the notice period, the day of the mailing of the invitation and the day of the meeting of the shareholders’ committee shall not be taken into consideration.

The invitation shall include the agenda for the meeting of the shareholders’ committee whereby each of the items of the agenda shall be explained to the extent necessary in order to enable the members of the shareholders’ committee to prepare themselves for the meeting of the shareholders’ committee.

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Upon request of a shareholder, a managing director or a member of the shareholders’ committee, the chairman of the shareholders’ committee shall convene a meeting of the shareholders’ committee within ten days from the receipt of such request. If the chairman of the shareholders’ committee fails to comply with such request, the requesting person shall be entitled to convene the meeting of the shareholders’ committee.

5.	The shareholders’ committee shall meet at least twice per calendar year. To the extent invited, the managing directors and other executives of TaconicArtemis GmbH shall participate in the meetings of the shareholders’ committee. The managing directors and executives shall have no vote in the resolutions of the shareholders’ committee unless a managing director serves on the shareholders’ committee.

6.	Resolutions of the shareholders’ committee are passed in the meetings of the shareholders’ committee. They may also be passed in writing, via fax, by telegram, by e-mail, by telephone or videoconference if all members of the shareholders’ committee agree on such voting procedure.

7.	The quorum for a shareholders’ committee meeting is met if two representatives of Taconic and one representative of Exelixis are present. If the quorum is not met, a further shareholders’ committee meeting with the same agenda has to be convened at a date not less than one week and not more than two weeks after the date of the shareholders’ committee meeting failing to meet the quorum. The quorum at such second shareholders’ committee meeting shall be deemed to be met regardless of the number of representatives being present at such meeting.

8.	The discussions and decisions in the shareholders’ committee meeting shall be recorded in minutes, which shall be signed by the chairman of the shareholders’ committee and provided to all members of the shareholders’ committee.

9.	The members of the shareholders’ committee shall not receive any remuneration by TaconicArtemis GmbH, except for compensation of ordinary travel and other expenses caused by their engagement as members of the shareholders’ committee to the extent they are directors, officers or employees of Taconic Farms, Inc., Exelixis, Inc., or Taconic Farms GmbH. The shareholders’ meeting may resolve to grant reasonable remuneration to any other members of the shareholders’ committee.

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Annex VIII.6(f)

EBITDA of Artemis

(1)	In case of the application of the total cost accounting method (Gesamtkostenverfahren) in the relevant financial statements of Artemis, the EBITDA of Artemis shall be calculated taking into account the following positions:

•	profit (Section 275 para. 2 no. 20 HGB);

•	plus other taxes (Section 275 para. 2 no. 19 HGB);

•	plus taxes on income (Section 275 para. 2 no. 18 HGB);

•	minus extraordinary income (Section 275 para. 2 no. 15 HGB);

•	plus interest (Section 275 para. 2 no. 13 HGB);

•	plus depreciation on financial assets and securities of the current assets (Section 275 para. 3 no. 12 HGB);

•	minus other interest received and similar income (Section 275 para. 2 no. 11 HGB);

•	minus/plus income from securities and long-term financial assets/losses from securities and long-term financial assets (Section 275 para. 2 no. 10 HGB);

•	minus/plus income from investments/losses from investments (Section 275 para. 2 no. 9 HGB);

•	plus other depreciation (Section 275 para. 3 no. 7 HGB);

•	plus any depreciation according to Section 309 HGB (if applicable);

as set forth in the relevant financial statements of Artemis. For the avoidance of doubt, if the Parties are in disagreement with respect to any issues related to the approved financial statements of Artemis, the decision of the Expert as set forth in Part XI of the Shareholders’ Agreement (if any) shall be taken into consideration.

(2)	In case of the application of the cost of sales method (Umsatzkostenverfahren) in the relevant financial statements of Artemis, the EBITDA of Artemis shall be calculated taking into account the following positions:

•	profit (Section 275 para. 3 no. 19 HGB);

•	plus other taxes (Section 275 para. 3 no. 18 HGB);

•	plus taxes on income (Section 275 para. 3 no. 17 HGB);

•	plus extraordinary expenses (Section 275 para. 3 no. 15 HGB);

•	minus extraordinary income (Section 275 para. 3 no. 14 HGB);

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•	plus interest (Section 275 para. 3 no. 12 HGB);

•	plus depreciation (Section 275 para. 3 no. 11 HGB);

•	minus other interest received and similar income (Section 275 para. 3 no. 10 HGB);

•	minus/plus income from securities and long-term financial assets/losses from securities and long-term assets (Section 275 para. 3 no. 9 HGB);

•	minus/plus income from investments/losses from investments (Section 275 para. 3 no. 8 HGB);

•	plus depreciation on fixed assets (excluding financial assets) as set forth in the asset history sheet (Sec. 268 para. 2 HGB);

•	plus any depreciation according to Section 309 HGB (if applicable);

as set forth in the relevant financial statements of Artemis. For the avoidance of doubt, if the Parties are in disagreement with respect to any issues related to the approved financial statements of Artemis, the decision of the Expert as set forth in Part XI of the Shareholders’ Agreement (if any) shall be taken into consideration.

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